Stein Roe Advisor Funds
Annual Report
Sept. 30, 1998

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Stein Roe Advisor Funds

Growth Funds

                  Stein Roe Advisor Special Fund
                  Stein Roe Advisor Special Venture Fund


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Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments. (sm)

Contents
-----------------------------------------------------------------------------
Fund Performance..........................................................  1
   How the Stein Roe Advisor growth
   funds have done over time

Q&A
   Interviews with the portfolio managers and
   summaries of investment activity
Stein Roe Advisor Special Fund............................................  3
Stein Roe Advisor Special Venture Fund....................................  5

Portfolios of Investments.................................................  7
   Complete lists of investments with market values

Financial Statements......................................................  12
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.............................................  18

Financial Highlights......................................................  21
   Selected per-share data

Report of Independent
  Public Accountants......................................................  23


                Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns
                          Periods ended Sept. 30, 1998
------------------------------------------------------------------------------------------------
                                              Past 1        Past 3         Past 5        Past 10
                                               Year          Years          Years         Years
-------------------------------------------------------------------------------------------------
Stein Roe Advisor Special Fund                -18.70%         8.42%          8.19%         13.12%
S&P 500                                         9.08         22.61          19.91          17.27
S&P MidCap 400                                 -6.07         14.21          13.74          16.71
                                                  Past 1              Past 3                Life
                                                   Year                Years              of Fund(1)
-------------------------------------------------------------------------------------------------
Stein Roe Advisor Special Venture Fund            -32.19%               2.69%              8.32%
Russell 2000                                      -19.02                6.86              11.13

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. The Adviser currently limits annual expenses to 1.45% and 1.50% of average daily net assets, respectively, of the Stein Roe Advisor Special Fund and the Stein Roe Advisor Special Venture Fund; absent these limits, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Portfolio and SR&F Special Venture Portfolio, respectively, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the S&P MidCap and the Russell 2000 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

(1) Performance Inception Date: Advisor Special Venture Fund -- Oct. 17, 1994. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fell closest to the Fund's inception date.

Investment Comparison
--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Stein Roe Advisor Special Fund

                   S&P 500         Advisor Special Fund    S&P MidCap 400
9/30/88            10000           10000                            10000
9/30/89            13295           13966                            13729
9/30/90            12067           12708                            11749
9/30/91            15819           16755                            17658
9/30/92            17565           18210                            19858
9/30/93            19843           23132                            24630
9/30/94            20573           23541                            25025
9/30/95            26685           26912                            31475
9/30/96            32108           31646                            35881
9/30/97            45087           42185                            49913
9/30/98            49182           34297                            46765

Stein Roe Advisor Special Venture Fund
                               Advisor Special Fund  Russell 2000
10/17/94                       10000                 10000
3/31/95                        11051                 10804
9/30/95                        12666                 12399
3/31/96                        14321                 14036
9/30/96                        16653                 16343
3/31/97                        15717                 15436
9/30/97                        20227                 19893
3/31/98                        19991                 15436
9/30/98                        13716                 19893

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. These graphs compare the performance of the Stein Roe funds to the S&P 500, the S&P 400 and the Russell 2000, each an unmanaged group of stocks that differs from the composition of any Stein Roe fund; they are not available for direct investment. The Adviser currently limits annual expenses to 1.45% and 1.50% of average daily net assets, respectively, of the Stein Roe Advisor Special Fund and the Stein Roe Advisor Special Venture Fund; absent these limits, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Portfolio and SR&F Special Venture Portfolio, respectively, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
--------------------------------------------------------------------------------
An Interview with Gerry Sandel, Portfolio Manager of Advisor Special Fund and SR&F Special Portfolio

Fund Data
   Investment Objective:

   Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.


Q: How did the Fund perform?

A: The Fund performed poorly for the fiscal year ended Sept. 30, 1998, returning -18.70 percent compared to the midcap peer group return of -11.32 percent.

Q: What affected performance?

A: The market for value stocks -- or stocks priced low compared to their growth potential -- was unfavorable. When markets are uncertain, investors have a tendency to back away from companies exhibiting any sort of problem, which is a typical characteristic of value stocks.
This situation enhanced underperformance.

Q: What sectors hurt performance?

A: Although stocks in many sectors lost value, our energy holdings declined the most due to reduced oil prices. We also held companies that are sensitive to economic activity such as chemical producers or distributors of capital goods and these stocks declined when the market corrected. Additionally, any company that wasn't completely problem-free declined in value. For example, Columbia/HCA Healthcare (0.5 percent of total net assets) lost value in the fourth quarter of the fiscal year, during the market sell off, not because of exposure to Asia or economic conditions, but because of some minor operations issues.

Q: When will value stocks rebound?

A: We believe value stocks are going to trade at current depressed levels until the market turns around. With lower interest rates we believe investors' perceptions of the market may stabilize and become more positive. If this occurs, midcap value stocks should gain the favor of investors looking for growth at attractive valuations.

Q: How did you reposition the portfolio this year?

A: When the market was up early in the year, we sold some of our holdings, including Boston Scientific and Cardinal Healthcare, at prices higher than our purchase price. When the market declined in August, the type of companies we like to purchase -- solid companies priced at low valuation levels -- expanded dramatically, so we added about 12 new stocks to the portfolio. Since we usually buy what others are selling, the recent market correction provided us with some great buying opportunities.
     For example, we purchased Andrew Corp. (1.7 percent of total net assets), an antenna maker benefiting from the growth in wireless communications. Growth investors sold-off the company during the unsteady market. However, we believe global growth in this industry is firm; the company has high return on equity, low debt and a dominant market position. Another company we purchased is Crown Cork & Seal (0.7 percent of total net assets), one of the largest makers of cans and bottles. This strong global business also was sold off and now is attractively priced. Six months ago we would not have been able to purchase such high quality names.

Q: What stocks helped the portfolio during the recent period of volatility?

A: We bought Barrick Gold (1.2 percent of total net assets) earlier in the year after gold prices experienced a steep decline. This company and other precious metals holdings supported performance with favorable earnings prospects in an environment where most other companies are suffering from reduced earnings.

Q: Are there any sectors you favor going forward?
A: Chemical companies lost a lot of their value during the year in response to slowing economic activity. The prices on these stocks are so low that they are trading at levels below what they were during the last recession. We believe that companies in this sector will rebound and deliver strong price increases.

Q: What is your outlook?

A: This Fund's performance should react to changes in the economy. Value stocks are often economically sensitive companies, so performance may continue to suffer if the market continues to be volatile. However, when the market rebounds our holdings may recover stronger than non-economically sensitive stocks. If interest rates continue to move lower, we believe this will stimulate stronger economic growth and investors will look to invest in companies with good growth potential and low valuations to make the most of a strong rebound. If this happens, we believe the Fund's performance will benefit.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the SR&F Special Portfolio's total net assets. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. The Adviser currently limits annual expenses to 1.45% of average daily net assets; absent this limit, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Portfolio restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving effect to fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and the S&P 400 are unmanaged groups of stocks that differ from the composition of each Stein Roe fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's midcap fund peer group for the one-, five- and 10-year periods were -11.32 percent,
10.42 percent and 13.41 percent, respectively.

Q&A
--------------------------------------------------------------------------------
An Interview with Dick Peterson and John McLandsborough, Portfolio Managers for Advisor Special Venture Fund and SR&F Special Venture Portfolio

Fund Data
   Investment Objective:

   Seeks to achieve long-term capital appreciation with a diversified portfolio that invests in entrepreneurially managed companies. The portfolio emphasizes investments in financially strong small- and medium-sized companies based principally on management appraisal and stock valuation. Funds that emphasize investments in smaller companies may experience greater volatility.

Effective Oct. 7, 1998, the portfolio managers of Stein Roe Advisor Special Venture Fund and SR&F Special Venture Portfolio are James P. Haynie and Michael E. Rega.

Sales of Advisor Special Venture Fund were suspended as of Nov. 5, 1998, and the Fund will be liquidated by Dec. 7, 1998. The Fund's small asset size and current market conditions prompted this move. For more information, see note #6 in the Notes to Financial Statement Section on page 20.


Q: How did the Fund perform?

A: The Fund had a total return of -32.19 percent for the year ended Sept. 30, 1998, underperforming the Lipper small-cap fund peer group return of -21.01 percent.

Q: What happened in the small-cap market this year?

A: Negative influences from international currency and economic crises plagued the small-cap market. Investors fled higher-risk stocks in favor of more liquid larger-cap stocks. During this uncharacteristically prolonged period where large-cap stocks outperformed small- and midcap stocks, many small companies suffered severely -- losing more than 70 percent of their value. We believe the extent of these declines was extreme, as companies were negative recipients of the flight to quality by many investors.

Q: What caused the Fund to underperform its peer group?

A: Our current concentration of under 50 stocks is less defensive than the broad range of small-cap stocks many of our competitors hold. A concentrated strategy should allow us to take greater advantage of market upswings, while it can have the opposite affect in a down market.
     Our underexposure to the utilities sector, given its defensive nature in a down market, affected the Fund's performance relative to its peer group. The Russell 2000, for example, has a five percent weighting in this sector, as do many of the funds in the peer group. We held about one percent of the portfolio's assets in utilities.

Q: What specific industries or holdings underperformed?

A: From an industry perspective, technology and energy holdings underperformed the most due to their exposure to the global economic crisis. As oil prices declined, energy companies lost value. Technology companies suffered from lack of demand in Asian markets. For example, CMP Media (2.2 percent of total net assets), a technology magazine publisher, lost advertising revenues as technology companies restricted their advertising due to declining Asian demand for their products.
     Several of our other holdings, including Triarc and Black Box (3.3 percent and 3.2 percent of total net assets, respectively), are sound businesses, but suffered as investors favored larger-cap, higher-quality investments.

Q: Which holdings performed well?

A: Metro Networks (5.0 percent of total net assets), an information report provider for television and radio stations, was a strong-performing holding for the Fund throughout the year. Xomed Surgical Products (5.1 percent of total net assets), a less-invasive surgical equipment manufacturer, also performed well. Many of the stocks we had the greatest amount of confidence in have been the best performers this year. These two companies were among the portfolio's largest holdings.

Q: Did you sell any holdings?

A: We spend a lot of time researching the companies we own and we only buy companies where we have confidence in the management, their business plans and growth potential. Because of that, we don't sell stocks based solely on price disappointments. However, we will sell a company when its business fundamentals change, or if it fails or disappoints us in any other way. Unfortunately, we had a few such situations this year. We sold two holdings that had deteriorating fundamentals -- Paula Financial and Sola International.

Q: Where did you make purchases?

A: We added positions in School Specialty and National Computer Systems (2.6 percent and 3.8 percent of total net assets), two companies that do business in the education industry. We believe the education sector is healthy and will continue to show demand regardless of market conditions.

Q: What's your outlook for the small-cap market?

A: Small-cap stocks are now exhibiting their lowest-valuations and their highest relative earnings-per-share growth potential that we've seen in 20 years. This indicates that the small-cap market has the potential to outperform other asset classes if equity markets rebound. In addition, small-cap stocks are projected to achieve earnings growth of 10 percent in the next two quarters, compared with three to five percent for the large-cap S&P 500 Index. However, it appears that investors who have been weary of smaller-cap names for some time will need an extended period of stability before moving away from the big-name stocks. On the positive side, because large-cap stocks make up 80 to 85 percent of the equity market, it won't take a lot of money coming into small-cap stocks to give the group a boost. Another reason for our optimism is that the last two times the Russell 2000 was down 30 percent -- in 1979 and in 1990 -- a strong rally followed and we're hopeful this will happen again.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the SR&F Special Venture Portfolio's total net assets. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. The Adviser currently limits annual expenses to 1.50% of average daily net assets; absent this limit, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Venture Portfolio restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving effect to fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from performance inception on Oct. 17, 1994; benchmark performance is from Oct. 31, 1994. The Russell 2000 Index is an unmanaged group of stocks that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-year and Life of Fund periods were -21.01 percent and 11.25 percent, respectively. Funds that emphasize investments in smaller companies may experience greater volatility.

SR&F Special Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)

                                                                                                           Number          Market
Common Stocks (78.1%)                                                                                   of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Advertising (0.9%)
Interpublic Group of Companies...................................................................         147,800        $  7,972

Banks (2.5%)
Golden West Financial............................................................................         227,900          18,645
Washington Mutual................................................................................         122,600           4,138
                                                                                                                          -------
                                                                                                                           22,783
Broadcasting (0.5%)
Grupo Radio Centro ADRs..........................................................................         185,000           1,179
Scandinavian Broadcasting System (a).............................................................         181,600           3,859
                                                                                                                          -------
                                                                                                                            5,038
Business Services (3.0%)
Danka Business Systems ADRs......................................................................         903,500           5,703
Interim Services (a).............................................................................         550,000          11,309
Unitog...........................................................................................         514,950          10,814
                                                                                                                          -------
                                                                                                                           27,826
Chemicals (0.7%)
Wellman..........................................................................................         500,000           6,375

Computer Services (0.9%)
Silicon Graphics (a).............................................................................         870,000           8,156

Consumer-Related (2.0%)
Newell...........................................................................................         183,000           8,429
Saks (a).........................................................................................         433,200           9,720
                                                                                                                          -------
                                                                                                                           18,149
Diversified Operations (0.1%)
Alexander & Baldwin..............................................................................          25,800             513

Drugs (4.9%)
Novartis.........................................................................................          13,000          20,839
Perrigo (a)......................................................................................       2,621,500          23,921
                                                                                                                          -------
                                                                                                                           44,760
Electrical Equipment (2.3%)
Littelfuse (a)...................................................................................         690,000          13,714
Littelfuse warrants (a)..........................................................................         547,200           7,592
                                                                                                                          -------
                                                                                                                           21,306
Electronics and Instrumentation (5.1%)
AVX..............................................................................................         758,300          11,280
Kent Electronics (a).............................................................................         511,000           5,110
Molex, class A...................................................................................       1,129,916          30,649
                                                                                                                          -------
                                                                                                                           47,039
Energy and Related Services (4.8%)
Cross Timbers Oil................................................................................       1,766,225          26,604
Diamond Offshore Drilling........................................................................         100,000           2,600
Ocean Energy (a).................................................................................           5,300              70
Petroleum Geo-Services ADRs (a)..................................................................         647,400          10,277
R & B Falcon (a).................................................................................         185,000           2,220
Tidewater........................................................................................         100,000           2,075
                                                                                                                          -------
                                                                                                                           43,846

SR&F Special Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Services (1.9%)
American Express.................................................................................          97,700         $ 7,584
Household International..........................................................................         270,000          10,125
                                                                                                                          -------
                                                                                                                           17,709
Health Services and Equipment (12.4%)
Acuson (a).......................................................................................       1,206,700          20,589
Columbia/HCA Healthcare..........................................................................         244,900           4,913
First Health Group (a)...........................................................................         712,200          17,271
Invacare.........................................................................................       1,228,650          28,873
Mallinckrodt.....................................................................................         340,000           6,906
STERIS (a).......................................................................................         232,000           6,554
Stryker..........................................................................................         392,100          13,331
Sybron International (a).........................................................................         800,000          15,300
                                                                                                                          -------
                                                                                                                          113,737
Industrial Products (2.5%)
Carlisle Companies...............................................................................         595,200          23,176

Insurance Companies (6.2%)
National Mutual Asia Limited.....................................................................      19,014,000           9,263
Progressive Corp.................................................................................         198,200          22,347
20th Century Industries..........................................................................         992,700          25,438
                                                                                                                          -------
                                                                                                                           57,048
Leisure and Entertainment (0.9%)
Carnival, class A................................................................................          86,700           2,758
CBS..............................................................................................         242,300           5,876
                                                                                                                          -------
                                                                                                                            8,634
Machinery - General Industry (2.4%)
Robbins & Myers..................................................................................         139,300           2,951
Stewart & Stevenson Services.....................................................................       1,654,400          19,439
                                                                                                                          -------
                                                                                                                           22,390
Manufacturing - General Industry (0.5%)
Dexter Corp......................................................................................         173,400           4,248

Metals (1.9%)
Barrick Gold.....................................................................................         550,000          11,000
Freeport-McMoran Copper & Gold...................................................................         400,000           4,750
Newmont Mining...................................................................................          51,400           1,247
                                                                                                                          -------
                                                                                                                           16,997
Mining and Agriculture (2.7%)
Cyprus Amax Minerals.............................................................................         895,000          11,859
Placer Dome......................................................................................         947,300          13,085
                                                                                                                          -------
                                                                                                                           24,944
Motor Vehicles (3.0%)
Harley-Davidson..................................................................................         400,700          11,771
Superior Industries International................................................................         700,200          16,017
                                                                                                                          -------
                                                                                                                           27,788
Packaging (0.7%)
Crown Cork & Seal................................................................................         250,000           6,688

Retail (3.1%)
Borders Group (a)................................................................................         460,000          10,235
Consolidated Stores (a)..........................................................................         456,250           8,954
Zale Corp. (a)...................................................................................         347,500           8,905
                                                                                                                          -------
                                                                                                                           28,094

SR&F Special Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Security (2.1%)
Pittston Brink's Group...........................................................................         540,200       $  18,907

Specialty Chemicals (3.9%)
Imperial Chemical Industries ADRs................................................................         225,400           7,156
Minerals Technologies............................................................................         250,500          11,038
OM Group.........................................................................................         609,500          17,180
                                                                                                                     ------------
                                                                                                                           35,374
Technology Services (2.0%)
Seagate Technology (a)...........................................................................         735,800          18,441

Telecommunications (3.3%)
AirTouch Communications (a)......................................................................         123,800           7,057
Andrew Corp. (a).................................................................................       1,181,900          15,660
Telephone & Data Systems.........................................................................         224,000           7,812
                                                                                                                     ------------
                                                                                                                           30,529
Textiles and Apparel (0.9%)
Unifi............................................................................................         513,475           7,927
                                                                                                                     ------------
Total Common Stocks (Cost $556,681)..............................................................                         716,394
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal
SHORT-TERM OBLIGATIONS (19.6%)                                                                             Amount
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (19.6%)
Associates Corp. of North America 5.750% 10/1/98.................................................        $ 39,850          39,850
Enron 5.720% 10/5/98.............................................................................          30,000          29,981
Sunstrand 5.900% 10/1/98.........................................................................          45,000          45,000
Texas Utilities 5.820% 10/1/98...................................................................          40,000          40,000
Union Carbide 5.650% 10/1/98.....................................................................          25,000          25,000
                                                                                                                     ------------

Total Short-Term Obligations (Cost $179,831).....................................................                         179,831
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (97.7%)
(Cost $736,512) (b)..............................................................................                         896,225

Other Assets, Less Liabilities (2.3%)............................................................                          20,926
                                                                                                                     ------------
Total Net Assets (100.0%)........................................................................                        $917,151
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $739,712. Net unrealized appreciation was $156,513, consisting of gross unrealized appreciation of $222,272 and gross unrealized depreciation of $65,759.

See accompanying Notes to Financial Statements.

SR&F Special Venture Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                                                           Number          Market
Common Stocks (92.7%)                                                                                   of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Broadcast and Media (6.8%)
Central European Media Enterprises, class A (a)..................................................         224,600         $ 2,162
Metro Networks (a)...............................................................................         157,500           5,768
                                                                                                                          -------
                                                                                                                            7,930
Building Supplies (1.3%)
Fastenal ........................................................................................          62,000           1,550

Business Services (6.5%)
Alternative Resources (a)........................................................................         410,400           2,616
Interim Services (a).............................................................................         123,000           2,529
Metamor Worldwide (a)............................................................................          86,100           2,368
                                                                                                                          -------
                                                                                                                            7,513
Commercial Banks (1.7%)
National Bancorp of Alaska.......................................................................          61,000           1,998

Computer Services (12.7%)
Artesyn Technologies (a).........................................................................         224,600           3,874
BARRA (a)........................................................................................         121,200           2,485
National Computer Systems........................................................................         151,400           4,466
SPSS (a).........................................................................................         170,400           3,898
                                                                                                                          -------
                                                                                                                           14,723
Cosmetics (1.7%)
Nu Skin Enterprises, class A (a).................................................................         177,900           1,957

Distribution (5.8%)
Henry Schein (a).................................................................................          79,800           2,773
School Specialty (a).............................................................................         194,000           2,983
U.S.A. Floral Products (a).......................................................................         166,000           1,017
                                                                                                                          -------
                                                                                                                            6,773
Diversified Operations (5.6%)
Fisher Companies.................................................................................          38,700           2,641
Triarc Companies (a).............................................................................         250,300           3,895
                                                                                                                          -------
                                                                                                                            6,536
Drugs (1.0%)
Ligand Pharmaceuticals, class B (a)..............................................................         128,700           1,174

Electrical Equipment (7.8%)
Ballantyne of Omaha (a)..........................................................................         522,450           4,278
Black Box (a)....................................................................................         153,500           3,723
Kent Electronics (a).............................................................................         110,600           1,106
                                                                                                                          -------
                                                                                                                            9,107
Health Services and Equipment (10.5%)
BioSource International (a)......................................................................         112,000             350
National Dentex (a)..............................................................................         108,200           1,948
Urologix (a).....................................................................................         172,300           1,034
Uroquest Medical (a).............................................................................         181,700             295
Xomed Surgical Products (a)......................................................................         143,900           5,918
Young Innovations (a)............................................................................         190,400           2,666
                                                                                                                          -------
                                                                                                                           12,211
Insurance (6.2%)
Meadowbrook Insurance Group......................................................................         290,300           7,256

SR&F Special Venture Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Marketing (2.9%)
Catalina Marketing (a)...........................................................................          73,000       $   3,431

Oil and Gas (2.8%)
Meridian Resource Corp. (a)......................................................................         497,900           2,147
Petroleum Geo-Services ADRs (a)..................................................................          70,000           1,111
                                                                                                                     ------------
                                                                                                                            3,258
Publishing (3.4%)
CMP Media, class A (a)...........................................................................         237,900           2,557
IDG Books Worldwide, class A (a).................................................................          88,200             970
Information Holdings (a).........................................................................          39,900             424
                                                                                                                     ------------
                                                                                                                            3,951
Real Estate Services (5.7%)
CB Richard Ellis Services (a)....................................................................         272,000           5,457
LaSalle Partners (a).............................................................................          34,700           1,134
                                                                                                                     ------------
                                                                                                                            6,591
Retail (7.0%)
Regis ...........................................................................................         161,700           5,094
Saks (a).........................................................................................          93,000           2,087
Video Update, class A (a)........................................................................         933,000             991
                                                                                                                     ------------
                                                                                                                            8,172
Textile and Apparel (3.3%)
Columbia Sportswear (a)..........................................................................         232,200           3,805
                                                                                                                     ------------
Total Common Stocks ($133,292)...................................................................                         107,936
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal
SHORT-TERM OBLIGATIONS (8.3%)                                                                              Amount
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (8.3%)
Associates Corp. of North America 5.750% 10/1/98.................................................         $ 4,650           4,650
Conagra 5.670% 10/1/98...........................................................................           3,000           3,000
Rite Aid 5.880% 10/1/98..........................................................................           2,000           2,000
                                                                                                                     ------------
Total Short-Term Obligations (Cost $9,650).......................................................                           9,650
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (101.0%)
(Cost $142,942)..................................................................................                         117,586

Other Assets, Less Liabilities (-1.0%)...........................................................                          (1,201)
                                                                                                                     ------------
Total Net Assets (100.0%)........................................................................                        $116,385
                                                                                                                     ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $143,913. Net unrealized depreciation was $26,327 consisting of gross unrealized appreciation of $10,004 and gross unrealized depreciation of
$36,331.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------
September 30, 1998
(All amounts in thousands, except per-share data)
                                                                                       Advisor
                                                                        Advisor        Special
                                                                        Special        Venture
                                                                           Fund           Fund
                                                                         ------       --------
Assets
Investment in Portfolio, at value ................................       $  151          $  83
Cash .............................................................           46             49
Other assets .....................................................            5              5
                                                                         ------          -----
   Total assets ..................................................          202            137
                                                                         ------          -----
Liabilities
Payable to investment adviser ....................................           39             39
Payable to transfer agent ........................................            2              1
Other liabilities ................................................           18             17
                                                                         ------          -----
   Total liabilities .............................................           59             57
                                                                         ------          -----
   Net assets ....................................................       $  143          $  80
                                                                         ======          =====
Analysis of Net Assets
Paid-in capital ..................................................       $  516          $ 272
Net unrealized appreciation (depreciation) on investments ........          147           (101)
Accumulated net realized losses on investments ...................         (520)           (91)
                                                                         ------          -----
   Net assets ....................................................       $  143          $  80
                                                                         ======          =====
Shares outstanding (unlimited number authorized) .................           14             10
                                                                         ======          =====
Net asset value per share ........................................       $10.13          $8.00
                                                                         ======          =====

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                                                  Advisor
                                                                                 Advisor          Special
                                                                                 Special          Venture
                                                                                    Fund             Fund
                                                                                   -----            -----
Investment Income
Dividends allocated from Portfolio ..............................................  $   5            $   1
Interest allocated from Portfolio ...............................................      6                1
                                                                                   -----            -----
   Total investment income ......................................................     11                2
                                                                                   -----            -----

Expenses
Accounting fees .................................................................     25               25
SEC and state registration fees .................................................     19               19
Amortization of organization costs ..............................................     15               15
Audit and legal fees ............................................................     10               10
Trustee's fees ..................................................................      7                7
Printing and postage ............................................................      6                6
Expenses allocated from Portfolio ...............................................      6                3
Transfer agent fees .............................................................      2                1
12b-1 distribution and service fees .............................................      2                1
Administrative fees .............................................................      1                1
Other ...........................................................................      1             --
                                                                                   -----            -----
   Total expenses ...............................................................     94               88
Reimbursement of expenses by investment adviser .................................    (83)             (83)
                                                                                   -----            -----
   Net expenses .................................................................     11                5
                                                                                   -----            -----
   Net investment loss ..........................................................   --                 (3)
                                                                                   -----            -----
Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments allocated from Portfolio .....................   (515)             (87)
Net realized losses on foreign currency transactions allocated from Portfolio ...     (1)            --

Net change in unrealized appreciation or depreciation on investments
   and foreign currency translations ............................................    116             (123)
                                                                                   -----            -----
   Net losses on investments ....................................................   (400)            (210)
                                                                                   -----            -----
Net Decrease in Net Assets Resulting from Operations ............................  $(400)           $(213)
                                                                                   =====            =====

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended September 30, 1998 and the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                                           Advisor Special
                                                                            Advisor Special Fund             Venture Fund
                                                                             1998       1997 (a)         1998       1997 (a)
                                                                          -------       -------       -------       -------
Operations
Net investment loss ....................................................  $  --         $  --         $    (3)      $  --
Net realized losses on investments .....................................     (516)           (6)          (87)           (4)
Net change in unrealized appreciation or depreciation on investments ...      116            31          (123)           22
                                                                          -------       -------       -------       -------
   Net increase (decrease) in net assets resulting from operations .....     (400)           25          (213)           18
                                                                          -------       -------       -------       -------

Share Transactions
Subscriptions to fund shares ...........................................    2,443           100           776           100
Redemptions of fund shares .............................................   (2,025)         --            (601)         --
                                                                          -------       -------       -------       -------
   Net increase from share transactions ................................      418           100           175           100
                                                                          -------       -------       -------       -------
   Net increase (decrease) in net assets ...............................       18           125           (38)          118

Total Net Assets
Beginning of period ....................................................      125          --             118          --
                                                                          -------       -------       -------       -------
End of period ..........................................................  $   143       $   125       $    80       $   118
                                                                          =======       =======       =======       =======

Undistributed Net Investment Income ....................................  $  --         $  --         $  --         $  --
                                                                          =======       =======       =======       =======

Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ...........................................      204            10            73            10
Redemptions of fund shares .............................................     (200)         --             (73)         --
                                                                          -------       -------       -------       -------
   Net increase in fund shares .........................................        4            10          --              10
Shares outstanding at beginning of period ..............................       10          --              10          --
                                                                          -------       -------       -------       -------
Shares outstanding at end of period ....................................       14            10            10            10
                                                                          =======       =======       =======       =======

(a) From commencement of operations on February 14, 1997.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 1998
(All amounts in thousands)
                                                                                                              SR&F
                                                                                           SR&F            Special
                                                                                        Special            Venture
                                                                                      Portfolio          Portfolio
                                                                                       --------           --------
Assets
Investments, at market value (cost of $736,512 and $142,942, respectively) .........   $896,225           $117,586
Receivable for investments sold ....................................................     24,754                491
Dividends receivable ...............................................................        751                 19
Cash ...............................................................................          3                 49
Other assets .......................................................................       --                   10
                                                                                       --------           --------
   Total assets ....................................................................    921,733            118,155
                                                                                       --------           --------
Liabilities
Payable for investments purchased ..................................................      3,889              1,618
Payable to investment adviser ......................................................        558                 76
Other liabilities ..................................................................        135                 76
                                                                                       --------           --------
   Total liabilities ...............................................................      4,582              1,770
                                                                                       --------           --------
   Net assets applicable to investors' beneficial interest .........................   $917,151           $116,385
                                                                                       ========           ========

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                                                                SR&F
                                                                                           SR&F              Special
                                                                                        Special              Venture
                                                                                      Portfolio            Portfolio
                                                                                      ---------            ---------
Investment Income
Dividends .......................................................................     $   7,439            $     814
Interest ........................................................................         9,120                  779
                                                                                      ---------            ---------
                                                                                         16,559                1,593
Foreign taxes withheld ..........................................................           (73)                --
                                                                                      ---------            ---------
   Total investment income ......................................................        16,486                1,593
                                                                                      ---------            ---------
Expenses
Management fees .................................................................         8,772                1,533
Accounting fees .................................................................            55                   29
Trustees' fees ..................................................................            34                   14
Audit and legal fees ............................................................            18                   18
Custodian fees ..................................................................            30                    2
Other ...........................................................................           153                   79
                                                                                      ---------            ---------
   Total expenses ...............................................................         9,062                1,675
                                                                                      ---------            ---------
   Net investment income (loss) .................................................         7,424                  (82)
                                                                                      ---------            ---------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments ...............................................       212,838                  823
Net realized losses on foreign currency transactions ............................        (1,539)                --
Net change in unrealized appreciation or depreciation on investments
   and foreign currency translations ............................................      (441,553)             (67,684)
                                                                                      ---------            ---------
   Net losses on investments and foreign currency transactions ..................      (230,254)             (66,861)
                                                                                      ---------            ---------
Net Decrease in Net Assets Resulting from Operations ............................     $(222,830)           $ (66,943)
                                                                                      =========            =========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended September 30, 1998 and
the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                                              SR&F Special
                                                                              SR&F Special Portfolio          Venture Fund
                                                                                  1998       1997 (a)         1998       1997 (a)
                                                                           -----------    -----------  -----------    -----------
Operations
Net investment income (loss) ...........................................   $     7,424    $     2,236  $       (82)   $       387
Net realized gains on investments and foreign currency transactions ....       211,299         92,652          823          7,866
Net change in unrealized appreciation or depreciation on investments
   and foreign currency translations ...................................      (441,553)       190,726      (67,684)        27,038
                                                                           -----------    -----------  -----------    -----------
   Net increase (decrease) in net assets resulting from operations .....      (222,830)       285,614      (66,943)        35,291
                                                                           -----------    -----------  -----------    -----------

Transactions in Investors' Beneficial Interest
Contributions ..........................................................        60,926      1,189,884       25,934        218,483
Withdrawals ............................................................      (249,583)      (146,860)     (78,647)       (17,733)
                                                                           -----------    -----------  -----------    -----------
   Net increase (decrease) from transactions in
       investors' beneficial interest ..................................      (188,657)     1,043,024      (52,713)       200,750
                                                                           -----------    -----------  -----------    -----------
   Net increase (decrease) in net assets ...............................      (411,487)     1,328,638     (119,656)       236,041
Total Net Assets
Beginning of period ....................................................     1,328,638           --        236,041           --
                                                                           -----------    -----------  -----------    -----------
End of period ..........................................................   $   917,151    $ 1,328,638  $   116,385    $   236,041
                                                                           ===========    ===========  ===========    ===========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Advisor Special Fund and Stein Roe Advisor Special Venture Fund (the "Funds") are series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Advisor Special Fund and Advisor Special Venture Fund invest substantially all of their assets in SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios"), respectively. SR&F Special Portfolio seeks capital appreciation by investing primarily in equity securities that are considered to have limited downside risk relative to their potential for above-average growth. SR&F Special Venture Portfolio seeks to achieve long-term capital appreciation by investing primarily in entrepreneurially managed companies.
    The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Stein Roe Special Fund and Stein Roe Special Venture Fund contributed $1,096,779 and $160,940 in securities and other assets to SR&F Special Portfolio and SR&F Special Venture Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 14, 1997, Advisor Special Fund and Advisor Special Venture Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Special Fund and Advisor Special Fund owned
99.98 percent and .02 percent, respectively, of SR&F Special Portfolio; and Special Venture Fund and Advisor Special Venture Fund owned 99.93 percent and
 .07 percent, respectively, of SR&F Special Venture Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of September 30, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.


FORWARD CURRENCY EXCHANGE
Contracts During the year ended September 30, 1998, SR&F Special
Portfolio entered into forward foreign currency exchange contracts under which it was obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. There were no outstanding contracts at September 30, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on their respective percentages of ownership.

    The Funds intend to utilize provisions of federal income tax law, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, Advisor Special Fund had a capital loss carryforward of $518, which expires in 2005 and 2006; Advisor Special Venture Fund had a capital loss carryforward of $4 which expires in 2005.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund annually declares and pays dividends of any net investment income and net realized capital gains. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The management fee for SR&F Special Portfolio is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million, .65 of 1 percent of the next $500 million, and .60 of 1 percent thereafter. The management fee for SR&F Special Venture Portfolio is computed at an annual rate of .75 of 1 percent of average daily net assets. The administrative fee for Advisor Special Fund is computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, .10 of 1 percent of the next $500 million, and .075 of 1 percent thereafter. The administrative fee for Advisor Special Venture Fund is computed at an annual rate of .15 of 1 percent of average daily net assets.
    The Adviser also provides fund accounting services. For the year ended September 30, 1998, Advisor Special Fund, Advisor Special Venture Fund, SR&F Special Portfolio and SR&F Special Venture Portfolio incurred charges of $25, $25, $55, and $29, respectively.
    The Adviser has agreed to reimburse Advisor Special Fund and Advisor Special Venture Fund to the extent that annual expenses exceed 1.45 percent and 1.50 percent of average daily net assets, respectively. These expense limitations expire on January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.
    Shares of the Funds are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from each Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.
    Transfer agent fees are paid to Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty. Prior to October 15, 1997, transfer agent fees were paid to SteinRoe Services Inc., a direct, wholly-owned subsidiary of Liberty.
    Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Advisor Special Fund, Advisor Special Venture Fund, SR&F Special Portfolio and SR&F Special Venture Portfolio for the year ended September 30, 1998, was $7, $7, $34 and $14, respectively. No remuneration was paid to any other trustee or officer of the Trust.


NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the year ended September 30, 1998.

NOTE 5.  INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were:

                                        PURCHASES       SALES
SR&F Special Portfolio                   $487,478    $729,593
SR&F Special Venture Portfolio            171,391     211,542

NOTE 6.  SUBSEQUENT EVENT
The Board of Trustees voted on November 3, 1998, to liquidate Advisor Special Venture Fund. The Board directed that sales of fund shares be suspended as of November 5, 1998, and that the Fund be liquidated on December 7, 1998, or sooner if all shareholders have redeemed their interests in the Fund.
    The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, the Fund would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders. Such funds may have higher expense ratios and less investment flexibility and, consequently, lower rates of return over the long term.
    Adoption of the liquidation basis of accounting had no material affect on the financial statements of Advisor Special Venture Fund as assets and liabilities are already stated at fair value.

Financial Highlights
--------------------------------------------------------------------------------
Advisor Special Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                     Year Ended     Period Ended
                                                                                  September 30,    September 30,
                                                                                           1998         1997 (c)
                                                                                      ---------        ---------
Net Asset Value, Beginning of Period............................................      $   12.46        $   10.00
                                                                                      ---------        ---------
Income From Investment Operations
   Net investment loss..........................................................            --             (0.03)
   Net realized and unrealized gains (losses) on investments....................          (2.33)            2.49
                                                                                      ---------        ---------
Net Asset Value, End of Period..................................................      $   10.13        $   12.46
                                                                                      =========        =========
Ratio of net expenses to average net assets (a).................................          1.45%             1.45% (d)
Ratio of net investment loss to average net assets (b)..........................            --             (0.46%) (d)
Total return (b)................................................................        (18.70%)           24.60%
Net assets, end of period (000's)...............................................      $     143        $     125


(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 12.56 percent for the year ended September 30, 1998, and 86.39 percent for the period ended
September 30, 1997.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.
(c) From commencement of operations on February 14, 1997.
(d) Annualized

--------------------------------------------------------------------------------
SR&F Special Portfolio
                                                                                    Year Ended     Period Ended
                                                                                  September 30,    September 30,
                                                                                           1998         1997 (a)
                                                                                 --------------    ------------
Ratio of net expenses to average net assets ....................................          0.73%           0.75% (b)
Ratio of net investment income to average net assets............................          0.60%           0.31% (b)
Portfolio turnover rate.........................................................            46%              8%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Financial Highlights Continued
--------------------------------------------------------------------------------
Advisor Special Venture Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                      Year Ended     Period Ended
                                                                                   September 30,    September 30,
                                                                                            1998         1997 (c)
                                                                                 --------------------------------
Net Asset Value, Beginning of Period.............................................      $   11.84        $   10.00
                                                                                       ---------        ---------
Income From Investment Operations
   Net investment loss...........................................................          (0.29)           (0.03)
   Net realized and unrealized gains (losses) on investments.....................          (3.51)            1.87
                                                                                       ---------        ---------
       Total from investment operations                                                    (3.80)            1.84
                                                                                       ---------        ---------
Distributions
   Net investment income.........................................................          (0.01)              --
   Net realized capital gains....................................................          (0.03)              --
                                                                                       ---------        ---------
       Total distributions                                                                 (0.04)              --
                                                                                       ---------        ---------
Net Asset Value, End of Period...................................................      $    8.00        $   11.84
                                                                                       =========        =========
Ratio of net expenses to average net assets (a)..................................          1.50%            1.50% (d)
Ratio of net investment loss to average net assets (b)...........................         (0.82%)          (0.42%)(d)
Total return (b).................................................................        (32.19%)          18.40%
Net assets, end of period (000's)................................................      $      80        $    118

(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 24.69 percent for the year ended September 30, 1998, and 88.96 percent for the period ended
September 30, 1997.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.
(c) From commencement of operations on February 14, 1997.
(d) Annualized

--------------------------------------------------------------------------------
SR&F Special Venture Portfolio
                                                                                    Year Ended     Period Ended
                                                                                 September 30,    September 30,
                                                                                          1998         1997 (a)
                                                                                -------------------------------
Ratio of net expenses to average net assets ....................................         0.82%            0.82% (a)
Ratio of net investment income to average net assets............................        (0.04%)           0.31% (a)
Portfolio turnover rate.........................................................           91%              58%


(a)      From commencement of operations on February 3, 1997.
(b)      Annualized

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Trust
    Stein Roe Advisor Special Fund
    Stein Roe Advisor Special Venture Fund

SR&F Base Trust
    SR&F Special Portfolio
    SR&F Special Venture Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Advisor Special Fund and Stein Roe Advisor Special Venture Fund (in the process of liquidation; see Note 6) and the accompanying statements of assets and liabilities, including the portfolio of investments, of SR&F Special Portfolio and SR&F Special Venture Portfolio as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Special Portfolio and SR&F Special Venture Portfolio included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Special Fund, Stein Roe Advisor Special Venture Fund, SR&F Special Portfolio and SR&F Special Venture Portfolio as of September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 16, 1998

Stein Roe Advisor Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
   Assistant Secretary
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 11/98